Exhibit 99.1

FOR IMMEDIATE RELEASE

Timberline Resources Drills Quartz-Sericite Alteration with Pyrite-Chalcopyrite at the Elder Creek Porphyry Project, Nevada

Coeur d’Alene, Idaho – July 9 2019 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) today announced results of recently completed Phase 2 drilling at the Elder Creek porphyry copper-molybdenum-gold-silver project in Nevada’s Battle Mountain mining district. Reverse circulation (RC) hole RCEC19-01 was drilled to a depth of 1,960 feet (600 meters) to target the heart of the IP/resistivity (IP) geophysical anomaly identified in December, 2018 (Figure 1)(see press release dated January 8, 2019 at http://timberlineresources.co/press-releases/).

RCEC19-01 intercepted approximately 590 feet (180 m) of intensely stockwork quartz-veined, altered (quartz-biotite ± sericite) Harmony Formation quartzite and hornfels and an underlying thick section of 1,361 ft (415 m) of intensely-altered, quartz-feldspar, variably porphyritic intrusive rock (Figure 2). Alteration of the intrusion is dominated by quartz-sericite with variable chlorite and biotite.  Porphyry style mineralization is visible throughout and is especially notable within the intrusive phase as pyrite-chalcopyrite ± molybdenite, with anomalous copper, molybdenum, and silver (Table 1).

Table 1.  Summary of Elder Creek Drilling Assay Results

Drill Hole	From (feet)	To (feet)	Total (feet)	From (meters)	To (meters)	Total (meters)	Cu (%)	Mo (ppm)	Au (g/t)	Ag (g/t)
2019, Phase II Drilling
RCEC 19-01	270	1960	1690	82.3	597.6	515.3	0.07	212		2
including:	475	680	205	144.8	207.3	62.5	0.12	222		4
	1115	1180	65	339.9	359.8	19.9	0.25	181		5
	1615	1630	15	492.4	497.0	7.6	0.21	233		5
2018, Phase I Drilling
RCEC 18-01	0	500	500	0	152.4	152.4	0.21	145	-	3
including:	160	270	110	48.8	82.3	33.5	0.44	181	-	5
including:	195	210	15	59.5	64.0	4.6	0.55	132	0.33	13
CCEC 18-02	840	1497	657	256.1	456.4	200.3	0.15	730	-	4
including:	1313.5	1360	46.5	400.5	414.6	14.2	1.20	3100	0.13	26

*True thickness of drill intercepts is unknown; see press release dated November 26, 2018 at http://timberlineresources.co/press-releases/ for sample methodology, chain of custody, and quality control and assurance

Phase I drilling of two holes (Figure 1) in 2018 intercepted material amounts of copper-molybdenum-gold-silver mineralization over long intervals (Table 1). These holes were later determined to be located within (Hole RCEC18-01) and on the periphery of (CCEC18-02) the IP anomaly (Figure 2) identified by the geophysical survey later that year.

Figure 1.  Elder Creek Project Area Geology, Alteration Zoning, IP Anomaly, and Drilling

N
RCEC18-01
PDH-2
PDH-3
Figure 2: Cross Section
CCEC18-02
RCEC19-01
PDH-4
490000
491000
492000
493000
494000
4505000
4504000
4503000
4502000
4501000
4500000
0 0.25 0.5 Miles
0 500 1,000 Meters
Elder Creek Claim Area
2018 IP Anomaly Area
2018 Completed IP Lines
Porphyry-style Quartz Veins
Hydrothermal Biotite (mod-str)
Limit of Biotite
Mag Donut
Fault
Breccia
Colluvium
Porphyry
Granodiorite
Valmy Fm
Harmony Fm
Drill Hole No.
RC(CC)EC18-02
RCEC18-01
RCEC19-01
Proposed Drill Holes
Timberline RESOURCES
Elder Creek Project
Geology, Alteration & IP Geophysics
Scale: 1 inch = 1,766 feet
Date: 7/8/2019
Datum: NAD 1983 UTM Zone 11N
Document Name: 20190702 Elder Creek_Geol-Altn-IP Geophy

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Figure 2.  Cross Section Line 3600N showing Hole RCEC19-01 drill test of IP Chargeability Anomaly

L3600N
IP Chargeabili
W
E
492500mE
493000mE
493500mE
494000mE
CCEC18-2
RCEC19-01
BMX-03-08
BMX-03-07
BMX-03-09
BMX-03-10
1500m
Chargeability
mSec
667 ft (200.3 m) @ 0.07% Mo
46.5 ft (14.2 m) @ 1.2% Cu 0.31% Mo 0.126 g/t Au 25.5 g/t Ag
60 ft (18.3 m) @ 0.45% Cu
20 ft (6.1 m) @ 0.57% Cu
1690 ft (515 m) @ 731 ppm Cu
Cu ppm
>= 10000.0
5000.0 to 10000.0
2000.0 to 5000.0
1000.0 to 2000.0
500.0 to 1000.0
Fault
Quaternary
Quartz Vein
Harmony Fm.
Intrusive
0 100 200 300 400 500
NOTE: Decreasing data density at depth limits 2-d inversion processing. As such, anomaly is considered to be less defined and open at depth to further extension.

Relative to Hole CCEC18-02, RCEC19-01 intercepted a much thicker section of porphyry-style altered intrusive rock (Figure 2), with notably increased silicic alteration and overall increased sulfide mineral content primarily as pyrite (iron sulfide).  The distribution of increased sulfide content in RCEC19-01 relative to CCEC18-02 correlates well with the core of the IP anomaly, and the intrusive rock correlates well with magnetic and gravity signatures as previously reported (see Figures 5 and 6 of press release dated March 27, 2019 at http://timberlineresources.co/press-releases/).  The intrusive rock is interpreted to represent an apophysis which extends upward from a large intrusion at depth.  The distribution of sulfide minerals in the drill holes may reflect zoning within and along the margins of the intrusive apophysis as is common in mineralized porphyry systems.

Steven Osterberg commented, “Hole RCEC19-01 successfully documented a thick interval of intensely altered and mineralized porphyritic intrusive rock at Elder Creek.  With the benefit of excellent geologic, IP, magnetic, and gravity data, and clear indications of metal zoning, we believe Elder Creek to be a very large, robust porphyry system. The drilling completed to date suggests high potential for metal enrichment at the margins of, and at depth along and within, the intrusive phases.”

Future drilling will include proposed drill holes testing the margins of the intrusive phases. See the press release dated November 26, 2018 at http://timberlineresources.co/press-releases/ for more details on methodology, chain of custody, and quality control and assurance.

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold and copper-gold exploration and development projects in Nevada. These include its 23 square-mile Eureka property, comprising the Lookout Mountain, Windfall, and Oswego projects which lie along three separate structural-stratigraphic trends defined by distinct geochemical gold anomalies, as well as being operator of both the Paiute joint venture project with a subsidiary of Barrick Gold, and the Elder Creek joint venture with McEwen Mining.  All of these properties lie on the prolific Battle Mountain-Eureka gold trend.  Timberline also controls the Seven Troughs property in Northern Nevada, which is one of the state's highest-grade former producers.   Timberline controls mineral rights in Nevada of over 43 square miles (27,500 acres).  Detailed maps and NI 43-101 estimated resource information for the Eureka property may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

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Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These statements include but are not limited to statements regarding the intended use of proceeds, exercise of warrants, finder’s fees or consulting fees payable, advancement of the Company’s projects, exploration potential, and the size of the Company’s owned and controlled mineral rights.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks related to changes in the Company’s business resulting in changes in the use of proceeds, and other such factors, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2018.  Except as required by law, the Company does not undertake to release revisions to forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

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